Supplement dated February 22, 2012

To the Prospectus dated May 1, 2011, for

NYLIAC CorpExec Accumulator Variable Universal Life

Investing in

NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I

This supplement amends the prospectus (the “Prospectus”) for the New York Life variable life insurance policy listed above issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). You should read the information in this supplement carefully and retain this supplement for future reference together with the Prospectus. This supplement is not valid unless it is read in conjunction with the Prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

1.	In states where these changes have been approved, the following supplements all references in the Prospectus to allocations to the Fixed Account, transfers from the Investment Divisions to the Fixed Account, and transfers from the Fixed Account to the Investment Divisions:

If your policy was issued on or after March 1, 2012, we have the right to place limits on the amount of premium you may allocate, or the amount of Cash Value you may transfer, to the Fixed Account, including not allowing any allocations and/or transfers to the Fixed Account. We also have the right to limit transfers from the Fixed Account to the Investment Divisions, and from the Investment Divisions to the Fixed Account, including not allowing any such transfers. We will provide 30 days advance written notice if we exercise our right to discontinue or limit allocations or transfers to the Fixed Account or transfers from the Fixed Account.

2.	The first paragraph of the “Interest Crediting” section on page 20 of the Prospectus is deleted in its entirety and replaced with the following:

“Any amount in the Fixed Account is credited with interest using a fixed interest rate, which We will declare periodically in advance. For policies issued before March 1, 2012, this rate will never be less than 3% per year. For policies issued on or after March 1, 2012, in states where approved, this rate will never be less than 1% per year.”

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010